SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 22, 2011

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CAPITOL FEDERAL FINANCIAL, INC.

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(Exact name of Registrant as specified in its Charter)

Maryland                                                                      001-34814                                                              27-2631712
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(State or other jurisdiction of incorporation)                   (Commission File Number)                   (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
          _______________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) updates information originally provided under Item 5.07 in a Current Report on Form 8-K, filed February 23, 2011 (the “Original Filing”), in which the Capitol Federal Financial, Inc. (the “Company”) reported voting results for its Annual Meeting of Stockholders held on February 22, 2011 (the “Annual Meeting”), including the voting results for both the Company’s stockholder advisory vote on the compensation of its named executive officers (the “Say on Pay Vote”) and the Company’s stockholder advisory vote regarding the frequency of future Say on Pay Votes (the “Frequency Vote”). The sole purpose of this Amendment is to revise Item 5.07 to disclose the Company’s decision, in light of the results of the Frequency Vote at the Annual Meeting, as to how frequently the Company will include a Say on Pay Vote in its annual meeting proxy materials until the next required Frequency Vote is held.  Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Filing, and this Amendment should be read in conjunction with the Original Filing.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Capitol Federal Financial, Inc. (the “Company”) held its annual meeting of stockholders on February 22, 2011 (the “Annual Meeting”). Holders of record of the Company’s common stock at the close of business on January 11, 2011, were entitled to vote on four proposals at the Annual Meeting. Stockholders elected Jeffrey M. Johnson, Michael T. McCoy, M.D., and Marilyn S. Ward each to a three-year term as director.  The stockholders approved, on an advisory basis, the compensation of the Company’s executives, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure in the Company’s proxy statement for the Annual Meeting (the “Say on Pay Vote”).  On the advisory vote on the frequency of future Say on Pay Votes (the “Frequency Vote”), the most votes were received for a frequency of one year.  Stockholders also ratified the appointment of Deloitte & Touche, LLP as auditors for the fiscal year ending September 30, 2011.  The final voting results of each proposal are set forth below.

	Number of Votes
	For	Withheld
Proposal 1.
Election of the following directors for the terms
indicated:
Jeffrey M. Johnson (three years)	109,565,353	1,671,916
Michael T. McCoy, M.D. (three years)	109,563,727	1,673,542
Marilyn S. Ward (three years)	108,373,247	2,864,022

The following directors had their term of office
continue after the meeting:
B.B. Andersen
John B. Dicus
Morris J. Huey, II
Jeffrey R. Thompson	Number of Votes
	For	Against	Abstain
Proposal 2.
Stockholder approval, on advisory basis, of executive compensation.	106,811,405	2,712,839	1,713,023

	Number of Votes
Proposal 3.	One Year Two Years	Three Years	Abstain
Frequency of advisory vote on executive compensation.	49,327,559 1,236,204	45,165,129	1,135,445

	Number of Votes
	For	Against	Abstain
Proposal 4.
Ratification of Deloitte & Touche LLP
as auditors.	135,961,954	1,352,754	326,908

On June 28, 2011, the Board of Directors of the Company determined, in light of the results of the Frequency Vote at the Annual Meeting, that the Company will include a Say on Pay Vote in its annual meeting proxy materials every year until the next required Frequency Vote is held.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.

Date: August 2, 2011                                By:  /s/ Kent G. Townsend

                           __________________________________
                            Kent G. Townsend, Executive Vice-President,
                            Chief Financial Officer and Treasurer